UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On May 29, 2026, Avista Corporation (Avista Corp. or the Company) entered into a non-binding memorandum of understanding (the MOU) with a developer (the Customer) in the Company's Washington service territory seeking a system interconnection and energy supply to support future operations of a large load electric service. The Customer is seeking an initial load demand of 125 megawatts (MW) starting in 2029, with a pathway to expand to 500 MW by 2032, subject to further evaluation, regulatory review and the execution of definitive agreements. The next step in the process is the negotiation of an Engineering and Procurement Contract, which is expected to include additional financial assurances. The construction and completion of the proposed large load project will be subject to customary conditions, including federal, state, and local authorizations and permits.

Affordability will remain a critical focus as the project’s details are developed, with the overall structure intended to provide net benefits to existing customers while supporting regional economic development, community investment, and grid infrastructure improvements. The MOU marks an important first step in a collaborative process, with the Company and the Customer working in the coming months to refine engineering needs, infrastructure planning, and key agreements, including potential new generation resource procurement to support reliable, cost-effective service.

Final terms and conditions associated with electric service of the large load will be negotiated as part of an Energy Services Agreement which will be filed with and require approval from the Washington Utilities and Transportation Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Corporation
(Registrant)

Date:	June 2, 2026	By:	/s/ Kevin J. Christie
Kevin J. Christie Senior Vice President, Chief Financial Officer, Treasurer and Regulatory Affairs Officer (Principal Financial Officer)